FORM 8-K/A

                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.   20549

                     AMENDMENT TO APPLICATION OR REPORT
               Filed pursuant to Section 12, 13 or 15(d) of
                     THE SECURITIES EXCHANGE ACT OF 1934

                      Shelter Components Corporation
           (Exact name of registrant as specified in charter)

                             AMENDMENT NO. 2

     The undersigned registrant hereby amends the following item of its Current Report dated January 27, 1995 on Form 8-K as set forth in the pages attached hereto. Item 7(a) has been amended to provide the financial statements of BABSCO, Inc. for calendar year 1993 in accordance with Rule 3-05 of Regulation S-X.

Item 7.   Financial Statements
          (a)  Financial statements of business acquired:
               BABSCO Inc. 1994 Financial Statements - Audited
               - Report of Independent Auditors
               - Statement of Income and Retained Earnings
                 for the Year Ended December 31, 1994
               - Balance Sheet as of December 31, 1994
               - Statement of Cash Flows for the Year Ended
                 December 31, 1994
               - Notes to Financial Statements

               BABSCO Inc. 1993 Financial Statements - Audited
               - Report of Independent Auditors
               - Statement of Income and Retained Earnings
                 for the Year Ended December 31, 1993
               - Balance Sheet as of December 31, 1993
               - Statement of Cash Flows for the Year Ended
                 December 31, 1993
               - Notes to Financial Statements


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    SHELTER COMPONENTS CORPORATION
                                    (Registrant)


Date:  September 29, 1995           By: Mark C. Neilson
                                        Secretary-Treasurer, Principal
                                        Financial and Accounting Officer
                                        and Director



                          REPORT OF INDEPENDENT AUDITORS



Board of Directors and Shareholder
BABSCO, Inc.
Elkhart, Indiana



We have audited the accompanying balance sheet of BABSCO, Inc. as of December 31, 1994, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BABSCO, Inc. as of December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

As discussed in Note 7 to the financial statements, the Company has signed a binding agreement to sell substantially all the assets of the Company.




                                            Crowe, Chizek and Company

Elkhart, Indiana
January 14, 1995










                                  BABSCO, INC.
                    STATEMENT OF INCOME AND RETAINED EARNINGS
                           Year ended December 31, 1994


                                                   Amount
                                                 -----------
Sales                                            $46,918,275

Cost of goods sold                                38,469,273
                                                 -----------

Gross margin                                       8,449,002

Operating expenses                                 6,578,479
                                                 -----------

Income from operations before
  Galleries division                               1,870,523

Loss from operations --
  Galleries division (Note 2)                        160,732
                                                 -----------

Income from operations                             1,709,791

Other income (expense)
   Interest income                                    35,006
   Interest expense                                 (303,831)
   Other expense                                     (45,393)
                                                  ----------
                                                    (314,218)
                                                  ----------

Net income                                         1,395,573


Retained earnings at
  beginning of year                                1,988,768

Dividends declared                                (1,285,299)
                                                 ------------


Retained earnings at
  end of year                                    $ 2,099,042
                                                 ===========




                See accompanying notes to financial statements.



                                  BABSCO, INC.
                                 BALANCE SHEET
                               December 31, 1994

ASSETS
Current assets
     Cash                                                       $     2,147
     Accounts receivable                                          2,423,351
     Notes and loans receivable                                     109,877
     Inventories                                                  6,973,816
     Prepaid expenses                                                90,789
                                                                -----------
          Total current assets                                    9,599,980

Improvements and equipment
     Leasehold improvements                                         179,420
     Office equipment                                               452,378
     Transportation equipment                                       560,455
     Machinery and equipment                                        481,842
                                                                -----------
                                                                  1,674,095
     Accumulated depreciation                                       870,025
                                                                -----------
                                                                    804,070
                                                                -----------

                                                                $10,404,050
                                                                ===========

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities
     Note payable to bank (Note 3)                              $ 2,500,000
     Current portion of long-term debt (Note 4)                     264,898
     Checks written in excess of bank balance                       510,939
     Accounts payable                                             3,809,823
     Accrued salaries, wages and related taxes                      158,688
     Accrued profit sharing contribution (Note 6)                    48,077
     Other current liabilities                                      549,963
                                                                -----------
          Total current liabilities                             $ 7,842,388

Long-term debt (Note 4)                                             331,008

Shareholder's equity
     Common stock, no par value; 1,000 shares
       authorized; 200 shares issued and outstanding                131,612
     Retained earnings                                            2,099,042
                                                                -----------

                                                                  2,230,654
                                                                -----------
                                                                $10,404,050
                                                                ===========
              See accompanying notes to financial statements.



                               BABSCO, INC.
                          STATEMENT OF CASH FLOWS
                       Year ended December 31, 1994

Cash flows from operating activities
   Net income                                                 $1,395,573
   Adjustments to reconcile net income
     to net cash from operating activities
         Depreciation                                            235,313
         Amortization                                             41,250
         Provision for losses on accounts receivable              52,047
         Loss on disposal of assets                               50,482
         Change in assets and liabilities, net of effects
           from divestiture of Galleries division
               Accounts receivable                              (203,472)
               Inventories                                    (1,300,451)
               Prepaid expenses                                  (33,493)
               Accounts payable                                  932,364
               Accrued expenses                                   25,193
                                                               ---------
                  Net cash from operating activities           1,194,806

Cash flows from investing activities
   Capital expenditures                                         (261,114)
   Proceeds from sale of equipment                                 3,500
   Proceeds from notes receivable                                354,077
                                                               ----------
      Net cash from investing activities                          96,463

Cash flows from financing activities
   Checks written in excess of bank balance                      353,418
   Payments under line of credit agreement                      (317,000)
   Principal borrowings on long-term debt                        174,000
   Principal payments on long-term debt                         (375,918)
   Dividends paid                                             (1,126,021)
                                                              ----------
      Net cash from financing activities                      (1,291,521)
                                                              ----------
Net change in cash                                                  (252)
Cash at beginning of year                                          2,399
                                                              ----------
Cash at end of year                                           $    2,147
                                                              ==========

Supplemental schedule of noncash investing and financing activities

     During the year, the Company distributed certain assets and liabilities of its BABSCO Galleries division (Note 2).


              See accompanying notes to financial statements.




                                  BABSCO, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994


NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Operations: The Company sells on a wholesale basis, various electrical supplies to the recreational vehicle, manufactured housing and construction industries principally in Northern Indiana and Pennsylvania.

Inventories: Inventories are stated at the lower of cost or market. Cost is determined on the first-in, first-out (FIFO) method for all inventories. During 1994, the Company changed its method of determining the cost of its copper wire inventory from last-in, first-out (LIFO) to FIFO. The Company believes the FIFO method better matches expenses to the period revenues are earned. The effect of this change in accounting method on the Company's financial statements was immaterial.

Improvements, Equipment and Depreciation: Assets are stated at cost. Expenditures that significantly extend the lives of assets and major improvements are capitalized. Depreciation is computed according to the estimated useful lives of the respective assets using a combination of straight-line and accelerated methods.

Income Taxes: The Company, with the consent of the sole shareholder, has elected to have its income taxed under Section 1362 of the Internal Revenue Code and a similar section of the state income tax law which provides that, in lieu of corporation income taxes, the shareholder is taxed on the Company's taxable income. Therefore, no provision for corporate income taxes has been recognized by the Company.


NOTE 2 - DIVESTITURE OF BUSINESS

Effective December 1, 1994 the Company distributed certain operating assets and liabilities of its Babsco Galleries division to the sole shareholder of the Company. The distribution was accounted for as a dividend using the book value of the assets and liabilities which approximated the fair market value.





                              (Continued)






                               BABSCO, INC.
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 1994


NOTE 2 - DIVESTITURE OF BUSINESS (Continued)

A summary of the book value of the assets and liabilities distributed is presented below:

   Assets
      Cash                                                         $    300
      Accounts receivable                                            47,956
      Inventories                                                   148,249
      Property and equipment                                         35,296
      Other                                                          72,137

   Liabilities
      Accounts payable                                              142,409
      Other                                                           1,951
                                                                   --------
         Net assets distributed                                    $159,578
                                                                   ========

The statement of income includes the income and expenses of this division for the eleven months prior to the divestiture. Sales of the division were considered immaterial.


NOTE 3 - NOTE PAYABLE TO BANK

The note payable to bank consists of a prime rate demand note payable to Society National Bank, Elkhart, Indiana. Under the current note agreement, the Company has a $6,000,000 line of credit available at the Company's request, which is secured by inventory, accounts receivable, equipment and personally guaranteed, along with all Society National Bank debt (Note 4), up to $1,000,000 by the sole shareholder of the Company. At December 31, 1994, $3,500,000 of the line of credit was available.






                               (Continued)


                                  BABSCO, INC.
                        NOTES TO FINANCIAL STATEMENTS
                                December 31, 1994
NOTE 4 - LONG-TERM DEBT

Long-term debt at December 31, 1994 consists of the following:

     1% over prime note payable to Society National Bank, dated
     August 22, 1991; due in monthly installments of $13,278
     plus interest through August 1997; secured by
     inventory, accounts receivable and equipment                  $336,611

     Prime rate note payable to Society National Bank, dated
     June 21, 1994; due in monthly installments of $2,667 plus
     interest through June 1999; secured by inventory, accounts
     receivable and equipment                                       141,334

     8% installment contract payable to Society National Bank;
     due in monthly installments of $796, including interest
     through February 1995; secured by a vehicle                      1,572

     7.5% note payable to Society National Bank, dated
     September 16, 1993; due in monthly installments of $2,181
     including interest through September 1996; secured by
     accounts receivable, equipment and inventory                    41,900

     7.75% note payable to Society National Bank, dated June 11,
     1993; due in monthly installments of $4,407 including
     interest through June 1996; secured by equipment                74,489
                                                                   --------
                                                                    595,906
     Current maturities of long-term debt                           264,898
                                                                   --------
                                                                   $331,008
                                                                   ========

The Society National Bank debt, including the line of credit (Note 3), is personally guaranteed up to $1,000,000 by the sole shareholder of the Company.

A life insurance policy in the amount of $1,000,000 on the life of the sole shareholder is also assigned as security on the notes payable to Society National Bank. The credit agreement under which the notes payable to Society National Bank were made is subject to certain loan covenants. At
December 31, 1994, the Company was in compliance with these covenants.

Long-term debt is due as follows:

                  1995                                   264,898
                  1996                                   235,743
                  1997                                    49,943
                  1998                                    32,004
                  1999                                    13,317

Interest paid during the year totaled $309,215 for the year ended
December 31, 1994.

                                 BABSCO, INC.
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1994


NOTE 5 - LEASE COMMITMENTS

The Company currently leases five warehouse/office facilities in Elkhart, Indiana, and a warehouse/office facility in Warsaw, Indiana, from the sole shareholder of the Company on an annual renewable lease basis. Monthly rental is $61,610 plus payment of real estate taxes, maintenance costs and insurance on the facilities. Total rental expense for office and warehouse facilities amounted to $809,534 for the year ended December 31, 1994.

The Company leases a warehouse facility in Plymouth, Indiana. Monthly rental is $1,430 and the lease term is presently month to month, with options to renew. Total rental expense amounted to $17,160 for the year ended
December 31, 1994.

The Company leases a warehouse facility in Mt. Joy, Pennsylvania. Monthly rental is $6,024 and the lease term is presently one year, with an option to renew. Total rental expense for the year ended December 31, 1994 amounted to $53,202.


NOTE 6 - PROFIT SHARING PLAN

The Company has a profit sharing plan covering full time employees with a minimum of one year of continuous service. The contributions by the Company to the plan, if any, are determined annually by the Board of Directors. The profit sharing expense for the year ended December 31, 1994 was $48,927.


NOTE 7 - SUBSEQUENT EVENT

On January 12, 1995, management signed a binding agreement to sell substantially all the assets of the Company. Management anticipates the transaction will be completed by January 31, 1995.

















                     REPORT OF INDEPENDENT AUDITORS



Board of Directors and Shareholder
BABSCO, Inc.
Elkhart, Indiana


We have audited the accompanying balance sheet of BABSCO, Inc. as of December 31, 1993, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BABSCO, Inc. as of December 31, 1993 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.





                                                   Crowe, Chizek and Company

Elkhart, Indiana
February 4, 1994, except for Note 6
  as to which the date is April 12, 1994





                                 BABSCO, INC.
                   STATEMENT OF INCOME AND RETAINED EARNINGS
                        Year ended December 31, 1993


                                                 1993
                                                 ----

                                                Amount
                                             -----------
Sales                                        $38,206,535

Cost of goods sold                            31,094,007
                                             -----------
Gross margin                                   7,112,528

Operating expenses                             6,154,811
                                             -----------
Income from operations                           957,717

Other income (expense)
   Interest income                                30,106
   Interest expense                             (244,005)
   Other income (expense)                        (32,926)
                                             -----------
                                                (246,825)
                                             -----------
Net Income                                       710,892

Retained earnings at
  beginning of year                            1,635,876

Dividends declared                              (358,000)
                                             -----------
Retained earnings at
  end of year                                $ 1,988,768
                                             ===========




                 See accompanying notes to financial statements.



                                  BABSCO, INC.
                                 BALANCE SHEET
                               December 31, 1993
ASSETS                                                         1993
                                                            ----------
Current assets
    Cash                                                    $    2,399
    Accounts receivable (after allowance for doubtful
      accounts of $23,000)                                   2,319,882
    Note receivable - shareholder (Note 3)                     286,000
    Notes and loans receivable                                 177,954
    Inventories (Note 4)                                     5,821,614
    Prepaid expenses                                            76,933
                                                            ----------
      Total current assets                                   8,684,782

Improvements and equipment
    Leasehold improvements                                     258,393
    Office equipment                                           481,418
    Transportation equipment                                   462,572
    Machinery and equipment                                    472,041
                                                            ----------
                                                             1,674,424
    Accumulated depreciation                                   806,877
                                                            ----------
                                                               867,547

Other assets, less accumulated amortization                     93,750
                                                            ----------
                                                            $9,646,079
                                                            ==========
LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities
    Note payable to bank (Note 5)                           $2,817,000
    Current portion of long-term debt (Note 6)                 267,116
    Checks written in excess of bank balance                   157,521
    Accounts payable                                         3,019,868
    Accrued salaries, wages and related taxes                  148,451
    Accrued profit sharing contribution (Note 8)                46,460
    Other current liabilities                                  538,576
                                                            ----------
      Total current liabilities                              6,994,992

Long-term debt (Note 6)                                        530,707

Shareholder's equity
    Common stock, no par value; 1,000 shares
      authorized; 200 shares issued and outstanding            131,612
    Retained earnings                                        1,988,768
                                                            ----------
                                                             2,120,380
                                                            ----------
                                                            $9,646,079
                                                            ==========
                 See accompanying notes to financial statements.



                                BABSCO, INC.
                           STATEMENT OF CASH FLOWS
                        Year ended December 31, 1993

                                                              1993
                                                          ----------
Cash flows from operating activities
    Net income                                            $  710,892
    Adjustments to reconcile net income to net cash
     from operating activities
        Depreciation                                         242,157
        Amortization                                          41,250
        Provision for losses on accounts receivable           17,613
        Loss on disposal of assets                            50,463
        Change in assets and liabilities
           Accounts receivable                              (629,527)
           Inventories                                    (1,922,550)
           Prepaid expenses                                  (25,928)
           Checks written in excess of bank balance          157,521
           Accounts payable                                1,021,636
           Accrued expenses                                  199,389
                                                          ----------
              Net cash from operating activities            (137,084)

Cash flows from investing activities
    Acquisition of business (Note 2)                        (163,679)
    Noncompete agreements (Note 2)                          (135,000)
    Capital expenditures                                    (563,951)
    Proceeds from sale of equipment                           42,810
    Proceeds from notes receivable                           271,713
    Issuance of notes receivable                            (628,347)
                                                          -----------
       Net cash from investing activities                 (1,176,454)

Cash flows from financing activities
    Net borrowings under line-of-credit
     agreement                                             1,757,000
    Proceeds from long-term debt                             228,487
    Principal payments on long-term debt                    (336,562)
    Dividends paid                                          (358,000)
                                                          ----------
       Net cash from financing activities                  1,290,925
                                                          ----------
Net change in cash                                           (22,613)

Cash at beginning of year                                     25,012
                                                          ----------

Cash at end of year                                           $2,399
                                                          ==========



             See accompanying notes to financial statements.



                              BABSCO, INC.
                      NOTES TO FINANCIAL STATEMENTS
                           December 31, 1993


NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
Operations: The Company sells on a wholesale basis, various electrical supplies to the recreational vehicle, manufactured housing and construction industries principally in Northern Indiana and Pennsylvania.

Inventories: Inventories are stated at the lower of cost or market. Cost is determined on the first-in, first-out (FIFO) method for all inventories except copper wire, which is determined on the last-in, first-out (LIFO) method.

Improvements, Equipment and Depreciation: Assets are stated at cost. Expenditures that significantly extend the lives of assets and major improvements are capitalized. Depreciation is computed according to the estimated useful lives of the respective assets using a combination of straight-line and accelerated methods.

Other Assets: Other assets represent noncompete agreements with the former owners of Goshen Lighting, Inc., which was acquired by the Company on February 1, 1993 (Note 2). These assets are being amortized on a straight-line basis over 36 months, which relates to the terms of these agreements.

Income Taxes: The Company, with the consent of the sole shareholder, has elected to have its income taxed under Section 1362 of the Internal Revenue Code and a similar section of the state income tax law which provides that, in lieu of corporation income taxes, the shareholder is taxed on the Company's taxable income. Therefore, no provision for corporate income taxes has been recognized by the Company.

NOTE 2 - ACQUISITION OF BUSINESS
Effective February 1, 1993 the Company acquired certain operating assets, subject to the trade accounts payable, of Goshen Lighting, Inc. The acquisition, which was accounted for as a purchase, was made at a cost of $163,679. The assets and liabilities of the acquired company were recorded at book value, which approximates fair market value.


                                 (Continued)



                               BABSCO, INC.
                       NOTES TO FINANCIAL STATEMENTS
                            December 31, 1993


NOTE 2 - ACQUISITION OF BUSINESS (Continued)

A summary of the fair value of assets acquired and liabilities assumed is presented below:

        Assets
           Inventory                                                $119,547
           Accounts receivable                                        56,122
           Property and equipment                                     25,473

        Liabilities
           Accounts payable                                          (37,066)
           Other                                                        (397)
                                                                    --------
           Net assets acquired                                      $163,679
                                                                    ========


The 1993 statement of income includes the income and expenses of the acquired company from the date of acquisition.

In connection with the acquisition, the Company entered into noncompete agreements with the three former shareholders in the amount of $45,000 each. The agreements are for three years.

NOTE 3 - NOTE RECEIVABLE - SHAREHOLDER
Note receivable - shareholder at December 31, 1993 consists of a prime plus 1/2% unsecured note receivable, due on demand, from the sole shareholder of the Company.

NOTE 4 - INVENTORIES
                                                      1993
                                                   ----------
        Inventories - FIFO method                 $ 4,579,450
        Inventories - LIFO method                   1,242,164
                                                   ----------
                                                   $5,821,614
                                                   ==========

The effect of determining cost of copper wire inventories by the LIFO method as compared with the FIFO method was to increase inventories by $1,000 at December 31, 1993 and increase net income by $70,000 in 1993.




                                 (Continued)


                                 BABSCO, INC.
                       NOTES TO FINANCIAL STATEMENTS
                            December 31, 1993


NOTE 5 - NOTE PAYABLE TO BANK

The note payable to bank consists of a prime rate demand note payable to Society Bank, Elkhart, Indiana at December 31, 1993. Under the current note agreement, the Company has a $5,000,000 line of credit available at the Company's request, which is secured by inventory, accounts receivable, equipment and personally guaranteed , along with all Society Bank debt (Note
6), up to $1,000,000 by the sole shareholder of the Company. At December 31, 1993, $2,183,000 of the line of credit was available.

NOTE 6 - LONG-TERM DEBT

Long-term debt at December 31, 1993 consists of the following:

                                                           1993
                                                         --------

1% over prime note payable to Society Bank,
Elkhart, Indiana, dated August 22, 1991; due
in monthly installments of $13,278 plus interest
through August 1997; secured by inventory, accounts
receivable and equipment                                 $570,944

8.19% to 8.99% installment contracts payable
to various financial institutions; due in monthly
installments totaling $2,457 for 1993,
including interest through February 1995;
secured by vehicles                                        26,992

8% note payable to Society Bank, Elkhart, Indiana,
dated November 23, 1992, due in monthly installments
of $1,583, including interest through December 1994;
secured by equipment                                       16,774



                                  (Continued)



                                BABSCO, INC.
                       NOTES TO FINANCIAL STATEMENTS
                              December 31, 1993


NOTE 6 - LONG TERM DEBT (Continued)
                                                                  1993
                                                               --------
7.5% note payable to Society Bank, South Bend, Indiana,
dated September 16, 1993; due in monthly installments
of $2,181 including interest through September 1996;
secured by accounts receivable, equipment and inventory       $  63,531

7.75% note payable to Society Bank, South Bend, Indiana,
dated June 11, 1993; due in monthly installments of
$4,407 including interest through June 1996;
secured by equipment                                            119,582
                                                               --------
                                                                797,823

     Current maturities of long-term debt                       267,116
                                                               --------
                                                               $530,707
                                                               ========

The Society Bank debt, including the line of credit (Note 5), is personally guaranteed up to $1,000,000 by the sole shareholder of the Company.

A life insurance policy in the amount of $1,000,000 on the life of the sole shareholder is also assigned as security on the notes payable to Society National Bank. The credit agreement under which the notes payable to Society National Bank were made is subject to certain loan covenants. At
December 31, 1993, the Company was in compliance with these covenants or obtained waivers of these covenants on April 12, 1994.

Long-term debt is due as follows:

                        1994                     $267,116
                        1995                      233,995
                        1996                      203,775
                        1997                       92,937

Interest paid during the year ended December 31, 1993 totaled $229,000.



                                 (Continued)




                                BABSCO, INC.
                      NOTES TO FINANCIAL STATEMENTS
                             December 31, 1993


NOTE 7 - LEASE COMMITMENTS

The Company currently leases five warehouse/office facilities in Elkhart, Indiana, and a warehouse/office facility in Warsaw, Indiana, from the sole shareholder of the Company on an annual renewable lease basis. Monthly rental is $61,610 plus payment of real estate taxes, maintenance costs and insurance on the facilities. Management presently intends to continue leasing three of these facilities for the next five years at an annual rental of approximately $336,000, or approximately $1,680,000 over this period. Total rental expense for office and warehouse facilities amounted to $720,217 for the year ended December 31, 1993.

The Company leases a warehouse facility in Plymouth, Indiana. Monthly rental is $1,300 and the lease term is presently one year, with options to renew. Total rental expense amounted to $15,600 for the year ended December 31, 1993.

The Company leases a warehouse facility in Mt. Joy, Pennsylvania. Monthly rental is $2,844 and the lease term is presently one year, with an option to renew. Total rental expense for the year ended December 31, 1993 amounted to $34,125.

NOTE 8 - PROFIT SHARING PLAN

The Company has a profit sharing plan covering full time employees with a minimum of one year of continuous service. The contributions by the Company to the plan, if any, are determined annually by the Board of Directors. The profit sharing expense for the year ended December 31, 1993 was $46,460.